Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 22, 2014, is made by and among NCI, INC., a Delaware corporation (the “Company”), NCI INFORMATION SYSTEMS, INCORPORATED, a Virginia corporation (“NCI Virginia”), KARTA TECHNOLOGIES, INC., a Texas corporation (“Karta”), and ADVANCEMED CORPORATION, a Virginia corporation (“AdvanceMed,” and together with the Company, NCI Virginia, Karta and each other Subsidiary that becomes a party to the Loan Agreement (as such term is defined below) from time to time in accordance with the provisions set forth therein, collectively, the “Borrowers,” and individually, a “Borrower”), the Lenders (as defined below) party hereto, and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.

RECITALS

WHEREAS, the Borrowers, the several banks and other financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to the Amended and Restated Loan and Security Agreement, dated as of December 13, 2010, as amended by the Waiver, dated as of November 7, 2012, by and among the Borrowers, the Lenders party thereto and the Administrative Agent, as amended by the Waiver and Amendment to Amended and Restated Loan and Security Agreement, dated as of December 31, 2012, by and among the Borrowers, the Lenders party thereto and the Administrative Agent, as amended by the Second Amendment to Amended and Restated Loan and Security Agreement, dated as of December 19, 2013, by and among the Borrowers, the Lenders party thereto and the Administrative Agent (as further amended, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to amend certain provisions of the Loan Agreement; and

WHEREAS, the Lenders and the Administrative Agent have agreed to do so, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1. Incorporation of Recitals. The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein. Capitalized terms defined in the Loan Agreement shall have the same defined meanings when such terms are used herein.

2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a) The following definitions are hereby added to Section 1 of the Loan Agreement in the proper alphabetical order, to read in their respective entireties as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to a Borrower, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Borrower, or the grant by such Borrower of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Borrower’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Obligations of such Borrower are incurred or the Guarantee of such Borrower or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Obligations, Guarantee or security interest is or becomes illegal.

“Qualified ECP Borrower” means, in respect of any Swap Obligation, each Borrower that has total assets exceeding $10,000,000 at the time the relevant Obligations, Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Swap Obligation” means, with respect to any Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b) The parties agree that, notwithstanding any provision to the contrary contained in the Loan Agreement or the other Loan Documents, the Obligations (as defined in the Loan Agreement), shall not include Excluded Swap Obligations. Each Qualified ECP Borrower hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Borrower to honor all of its obligations under the Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Borrower shall only be liable under this clause (b) for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this clause (b) or otherwise under the Loan Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Borrower under this Section shall remain in full force and effect until termination of the Obligations pursuant to the terms of the Loan Agreement. Each Qualified ECP Borrower intends that this clause (b) constitute, and this clause (b) shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Borrower for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(c) The form of Exhibit A referenced in the definition of “Covenant Compliance Certificate” contained in Section 1 of the Loan Agreement and attached to the Loan Agreement is amended to read as set forth in Annex 1 attached hereto and made a part hereof and part of the Loan Agreement as Exhibit A.

(d) Clause (i) of the definition of “Index Rate” set forth in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

(i) the rate per annum equal to the offered rate for deposits in U.S. dollars for a one (1) month period, which rate appears on that page of Reuters reporting service, or such similar service as determined by the Administrative Agent, that displays ICE Benchmark Administration (“ICE”) (or any successor thereto if ICE is no longer making a London Interbank Offered Rate available) interest settlement rates for deposits in U.S. Dollars, as of 11:00 A.M. (London, England time) two (2) Business Days prior to the Index Rate Determination Date; provided, that if no such offered rate appears on such page, the rate used for such period will be the per annum rate of interest determined by the Administrative Agent to be the rate at which U.S. dollar deposits for such period, are offered to the Administrative Agent in the London Inter-Bank Market as of 11:00 A.M. (London, England time), on the day that is two (2) Business Days prior to the Index Rate Determination Date, divided by

(e) The definition of “Index Rate” set forth in Section 1 of the Loan Agreement is amended to add the following as the final sentence thereof:

If at any time the Index Rate is less than zero, the Index Rate shall be deemed to be zero for purposes of this Agreement.

(f) The second sentence of the definition of “LIBOR” set forth in Section 1 of the Loan Agreement is amended to read in its entirety as follows:

For purposes hereof, the term “Fixed LIBOR” shall mean, for any Interest Period with respect to any LIBOR Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on that page of Reuters reporting service, or such similar service as determined by the Administrative Agent, that displays ICE (or any successor thereto if ICE is no longer making a London Interbank Offered Rate available) interest settlement rates for deposits in U.S. Dollars as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided that if for any reason such rate is not available, Fixed LIBOR shall be, for any Interest Period, the rate per annum reasonably determined by the Administrative Agent as the rate of interest at which Dollar deposits in the approximate amount of the LIBOR Loan comprising part of such borrowing would be offered by the Administrative Agent to major banks in the London interbank Eurodollar market at their request at or about 10:00 a.m. two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If at any time Fixed LIBOR is less than zero, Fixed LIBOR shall be deemed to be zero for purposes of this Agreement.

(g) The definitions of “Minimum Tangible Net Worth Compliance Level” and “Tangible Net Worth” contained in Section 1 of the Loan Agreement and the usages thereof in the Loan Agreement are hereby deleted.

(h) Section 7.1 of the Loan Agreement is amended to read in its entirety as follows:

7.1 Intentionally Deleted.

(i) Except as specifically modified by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(j) Each of the Borrowers, the Administrative Agent and each Lender agrees that, after the Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Loan Agreement shall be deemed to be a reference to the Loan Agreement as amended hereby.

3. No Implied Waivers. Each of the Borrowers acknowledges and agrees that this Amendment shall not constitute a waiver, express or implied, of any Default, Event of Default, covenant, term or provision of the Loan Agreement or any other Loan Document, nor shall it create any obligation, express or implied, on the part of the Administrative Agent or any Lender to waive, or to consent to any amendment of, any existing or future Default, Event of Default or violation of any covenant, term or provision of any Loan Document. The Administrative Agent and the Lenders shall be entitled to require strict compliance by the Borrowers with the Loan Documents, and nothing herein shall be deemed to establish a course of action or a course of dealing with respect to requests by the Company or any Borrower for waivers or amendments of any Default, Event of Default, covenant, term or provision of any Loan Document.

4. Effectiveness of Amendment. This Amendment and the amendments contained herein shall become effective on the date (the “Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a) The Administrative Agent shall have received counterparts of this Amendment and all other Loan Documents or other documents, instruments and certificates required hereby or thereby (collectively, the “Modification Documents”), each duly executed and delivered on behalf of the Borrowers parties thereto, as applicable.

(b) No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.

(c) All representations and warranties of the Borrowers contained in the Loan Agreement shall be true and correct in all material respects (or, if qualified by materiality, in all respects) at the Amendment Effective Date as if made on and as of such Amendment Effective Date (except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents).

(d) The Borrowers shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrowers to authorize the execution and delivery of the Modification Documents, (2) certified copies of any amendments to the articles or certificate of incorporation, organization or formation, bylaws, partnership certificate and operating agreement of the Borrowers since the date of the Loan Agreement, (3) a certificate of incumbency for the officers or other authorized agents or partners of the Borrowers executing the Modification Documents and (4) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.

(e) The Borrowers shall have paid the fees and expenses required to be paid by Section 9 of this Amendment.

(f) All documents delivered pursuant to the Modification Documents must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment must be satisfactory to the Administrative Agent’s counsel.

5. Amendment Only; No Novation; Modification of Loan Documents. Each of the Borrowers acknowledges and agrees that this Amendment and the other Modification Documents only amend the terms of the Loan Agreement and the other Loan Documents and do not constitute a novation, and each of the Borrowers ratifies and confirms the terms and provisions of, and its obligations under, the Loan Agreement and the other Loan Documents in all respects. Each of the Borrowers acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment and the other Modification Documents. To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.

6. Successors and Assigns. This Amendment shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to their successors and assigns.

7. No Further Amendments. Nothing in this Amendment, the other Modification Documents or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents. Each of the Borrowers acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

8. Representations and Warranties. Each Borrower represents and warrants that each of this Amendment and each of the other Modification Documents has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body. All other representations and warranties made by the Borrowers in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents. The Borrowers represent and warrant to the Administrative Agent, the Lenders, the Issuing Bank and the Swingline Lender that, after giving effect to the terms of this Amendment and the other Modification Documents, no Default nor Event of Default has occurred and been continuing.

9. Fees and Expenses. The Borrowers hereby confirm their joint and several obligations under Section 11.3(a) of the Loan Agreement to pay all reasonable, out-of-pocket fees and expenses of the Administrative Agent and the Arranger in connection with this Amendment and the other Modification Documents, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Arranger.

10. Confirmation of Lien. Each Borrower hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Loan Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the Loan Documents or the priority thereof over other liens, charges, encumbrances or conveyances.

11. Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Governing Law. This Amendment shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia.

13. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy or by email, in pdf format), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized representatives all as of the day and year first above written.

BORROWERS:

NCI, INC., a Delaware corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	CEO

NCI INFORMATION SYSTEMS, INCORPORATED, a Virginia corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	CEO

KARTA TECHNOLOGIES, INC., a Texas corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	CEO

ADVANCEMED CORPORATION, a Virginia corporation

By:	/s/ Charles K. Narang
Name:	Charles K. Narang
Title:	CEO

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

ADMINISTRATIVE AGENT:

SUNTRUST BANK, a Georgia banking corporation, as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/ Heather N. Fennerty
Heather N. Fennerty
Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

LENDER:

SUNTRUST BANK, a Georgia banking corporation, as a Lender

By:	/s/ Heather N. Fennerty
Heather N. Fennerty Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered bank, as a Lender

By:	/s/ Tracy Van Riper
Tracy Van Riper
Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation, as a Lender

By:	/s/ James E. Davis
James E. Davis Senior Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

CAPITAL ONE NATIONAL ASSOCIATION, a national banking association

By:	/s/ Joseph C. Costa
Joseph C. Costa Senior Vice President

ANNEX 1

EXHIBIT A

FORM OF COVENANT COMPLIANCE CERTIFICATE

[TO BE ATTACHED]